                                                                    Exhibit 99.1

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------
                                          :
                                          :
         In re                            :        Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :        No. 97 B 44869 (CB)
                                          :
                  Debtors.                :        (Jointly Administered)
                                          :
------------------------------------------:

                      DEBTORS' MAY 1999 FINANCIAL REPORTING
                   PACKAGE PURSUANT TO UNITED STATES TRUSTEE'S
                 OPERATING GUIDELINES AND REPORTING REQUIREMENTS

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------
                                          :
                                          :
         In re                            :        Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :        No. 97 B 44869 (CB)
                                          :
                  Debtors.                :        (Jointly Administered)
                                          :
------------------------------------------:

                   VERIFICATION OF DEBTORS' MAY 1999 FINANCIAL
                   REPORTING PACKAGE PURSUANT TO UNITED STATES
            TRUSTEE'S OPERATING GUIDELINES AND REPORTING REQUIREMENTS

         The undersigned, having reviewed the attached report and assisted in its preparation and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE: JUNE 30, 1999                        BY: /s/ FRANK STULL
                                               ---------------------------
                                               Mr. Frank Stull
                                               Chief Financial Officer

                                  CONFIDENTIAL


                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES


                      MAY 1999 FINANCIAL REPORTING PACKAGE

                         May Financial Reporting Package

                                    Contents

Schedule                                                                  Page
--------                                                                  ----

May 1999 Month and Y-T-D

         - Income Statement                                                1-2

         - Balance Sheet                                                    3

         - Cash Flow Statement                                              4

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         MAY 1999 MONTH INCOME STATEMENT
                                 (in thousands)

                                                     Actual
                                                     ------
                Net sales
                   Wholesale                      $     12,749
                   Retail                                4,102
                                                 ----------------
                   Total                                16,851

                Cost of sales                           10,518
                                                 ----------------

                Gross profit                             6,333
                   %                                      37.6%

                Operating expenses

                   Advertising                             416
                   Coop - advertising                      455
                                                 ----------------
                   Subtotal                                870
                   Design                                  328
                   General and administrative            1,271
                   Selling                               1,113
                   Selling - Retail                      1,699
                   Distribution                            877
                                                 ----------------
                   Total                                 6,158
                                                 ----------------

                Income (Loss) before
                   interest and taxes (EBIT)               175

                Interest expense                           544
                Reorganization cost                        232
                                                 ----------------
                Pretax loss                               (601)

                Taxes                                       50

                                                 ----------------
                Net loss                          $       (651)
                                                 ================

                EBIT                              $        175

                Depreciation                               366
                                                 ----------------

                EBITDAR                           $        541
                                                 ================

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                          MAY 1999 YTD INCOME STATEMENT
                                 (in thousands)

                                                        Actual
                                                        ------
                Net sales
                   Wholesale                         $     63,863
                   Retail                                  17,501
                                                    ----------------
                   Total                                   81,364

                Cost of sales                              52,689
                                                    ----------------

                Gross profit                               28,675
                   %                                         35.2%

                Operating expenses

                   Advertising                              3,296
                   Coop - advertising                       1,929
                                                    ----------------
                   Subtotal                                 5,225
                   Design                                   1,727
                   General and administrative               6,420
                   Selling                                  5,847
                   Selling - Retail                         7,881
                   Distribution                             4,607
                                                    ----------------
                   Total                                   31,707
                                                    ----------------

                Income (Loss) before
                   interest and taxes (EBIT)               (3,032)

                Interest expense                            2,453
                Reorganization cost                           987
                                                    ----------------
                Pretax loss                                (6,472)

                Taxes                                         275

                Net loss                             $     (6,747)
                                                    ================

                EBIT                                 $     (3,032)

                Depreciation                                1,830
                                                    ----------------

                EBITDAR                              $     (1,202)
                                                    ================

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                 (in thousands)

                                                                As of
                                                            May 25, 1999
                                                            ------------

                                                               Actual
                                                               ------
                ASSETS
                Current Assets
                   Cash and cash equivalents                $      2,938
                   Accounts receivable, net                       24,211
                   Inventories, net                               73,033
                   Other current assets                            1,159
                   Insurance receivable                            1,397
                                                           ----------------
                         Total current assets                    102,738
                Property, plant & equipment, net                  34,166
                Other assets                                       4,092
                                                           ----------------
                   TOTAL ASSETS                             $    140,996
                                                           ================

                LIABILITIES
                Current Liabilities
                   Liabilities not subject to compromise
                      Current Liabilities:
                         Accounts payable                   $     10,188
                         Accrued expenses                         13,881
                         Cash collateral loan                     29,637
                         Revolver                                 30,235
                                                           ----------------
                             Total current liabilities            83,941
                   Liabilities subject to compromise             215,230
                   Other liabilities                               1,968
                                                           ----------------
                   TOTAL LIABILITIES                             301,139
                                                           ----------------

                EQUITY
                Stock                                                  5
                Paid in capital                                   40,899
                Accumulated deficit                             (194,052)
                Minimum Pension Liability                           (248)
                Year to date loss                                 (6,747)
                                                           ----------------
                   TOTAL DEFICIT                                (160,143)

                                                           ----------------
                       TOTAL LIABILITIES AND DEFICIT        $    140,996
                                                           ================

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      MAY 1999 YTD STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                Actual
                                                                ------
OPERATING ACTIVITIES
Net loss                                                     $     (6,747)
Adjustments to reconcile net loss to net cash
   used in operating activities:
      Depreciation and amortization                                 1,830
      Pension expense                                                 500
      Changes in operating assets and liabilities:
         Decrease in accounts receivable, net                      (1,087)
         Increase in inventories, net                             (12,803)
         Increase in prepaid expenses and other                     2,441
         Decrease in accounts payable, accrued expenses,
            taxes and sundry liabilities                           (5,088)
                                                            ----------------
Net used in operating activities                                  (20,954)
                                                            ----------------


INVESTING ACTIVITIES
Proceeds from sale of Jacksonville D.C.                             2,830
Proceeds from sale of Luker Rd.                                     1,085
Additions for Vallodolid expansion                                   (969)
Additions to property, plant and equipment (net)                   (1,780)
                                                            ----------------

Net cash used in investing activities                               1,166
                                                            ----------------


FINANCING ACTIVITIES

Net borrowings under revolving credit loan                         18,261
                                                            ----------------

Net cash used in financing activities                              18,261
                                                            ----------------


Decrease in cash                                                   (1,527)

Cash and cash equivalents at beginning of year                      4,465
                                                            ----------------

Cash and cash equivalents at end of year                     $      2,938
                                                            ================